NOTE 8. LONG-TERM NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
LONG-TERM NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES

The following lists the components of the long-term net investment in direct financing and sales-type leases:

	December 31,
	2014	2013

Minimum lease payments receivable	$373,054	$428,314
Less: Allowance for doubtful accounts	(22)	(389)
Net minimum lease payments receivable	373,032	427,925
Less: unearned interest income	(27,879)	(37,826)

Net investment in direct financing and sales-type leases	345,153	390,099
Less: Current maturities of net investment in direct financing and sales-type leases	(285,983)	(261,684)

Net investment in direct financing and sales-type leases, net of current maturities	$59,170	$128,415

Long-term net investment in direct financing and sales-type leases arises from the sale of commercial vehicles, for which the Company enters into monthly installment arrangements with its customers for approximately 2 years. The legal titles of the commercial vehicles are transferred to the customer when all the outstanding lease payments are fully settled. There is no unguaranteed residual value at the end of the lease upon the transfer of the lease. As of December 31, 2014 and 2013, the aggregate effective interest rate on direct financing and sales-type leases is approximately 12.71% and 13.84% per annum, respectively.

At December 31, 2014, future minimum lease payments are as follows:

	Years Ending December 31,
	2015	2016	2017	Total

Net minimum lease payments receivable	$311,186	$61,824	$22	$373,032
Less: unearned interest income	(25,203)	(2,676)	—	(27,879)
Net investment in direct financing and sales-type leases	$285,983	$59,148	$22	$345,153